Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenue
Mobile	$ 18,154	$ 72,968
Software	8,982	20,957
Software maintenance and consulting	136,160	200,327
Total revenue	163,296	294,252
Operating expenses
Cost of revenue	24,290	19,148
Selling, general and administrative	192,985	259,608
Research and development	134,420	167,906
Total operating expenses	351,695	446,662
Income (loss) from operations	$ (188,399)	(152,410)
Other income (expense):
Gain on disposition of assets		$ 66,611
Other expense
Interest income , net	$ 18,238	$ 22,295
Total other income	18,238	88,906
Income (loss) before income taxes	(170,161)	(63,504)
Income tax benefit	$ 40,670	$ 48,830
Net income	$ (129,491)	$ (14,674)
Basic and diluted income per share	$ (.001)	$ (0.000)
Weighted average number of shares outstanding	143,843,889	135,460,867